UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-33493930
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On December 20, 2013, Investors Bancorp, Inc. issued a press release announcing that New Investors Bancorp, Inc., a newly formed Delaware corporation and the proposed new holding company of Investors Bank, filed a registration statement on December 20, 2013 with the Securities and Exchange Commission in connection with the previously announced conversion of Investors Bancorp, MHC from a mutual holding company to a stock holding company.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.
DATE: December 23, 2013	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

news release
                           Contact:  Domenick Cama ISBC
(973) 924-5105
dcama@myinvestorsbank.com

Investors Bancorp, Inc. Announces Filing of Registration Statement

Short Hills, N.J. – (PR NEWSWIRE) – December 20, 2013 – Investors Bancorp, Inc. (NASDAQ: ISBC) (“Old Investors Bancorp”), the holding company for Investors Bank (the “Bank”), announced that New Investors Bancorp, Inc., a newly formed Delaware corporation and the proposed new holding company of the Bank (“New Investors Bancorp”), filed a registration statement on December 20, 2013 with the Securities and Exchange Commission in connection with the previously announced conversion of Investors Bancorp, MHC from a mutual holding company to a stock holding company.

In connection with the conversion, New Investors Bancorp is offering between 161,500,000 and 251,275,000 shares of common stock for sale at $10.00 per share in the offering. The shares to be offered for sale represent the ownership interest of Old Investors Bancorp currently owned by Investors Bancorp, MHC. At the conclusion of the conversion, the existing shares of common stock held by the public stockholders of Old Investors Bancorp will be exchanged for new shares of common stock of New Investors Bancorp at an exchange ratio estimated to be between 1.8734 and 2.9148.

The shares of common stock are first being offered on a best efforts basis in a subscription offering to eligible depositors of Investors Bank and to the tax-qualified employee benefit plans of Investors Bank, as described in the registration statement. Eligible depositors and tax-qualified employee benefit plans have priority rights to buy all of the shares offered. Any shares of common stock not purchased in the subscription offering may be offered to the public in a firm commitment underwritten public offering.

After completion of the conversion and offering, New Investors Bancorp will own all of the outstanding common stock of the Bank and Investors Bancorp, MHC and Old Investors Bancorp will cease to exist. The common stock of New Investors Bancorp is expected to trade on the NASDAQ Global Select Market under the same trading symbol “ISBC”.  The conversion is subject to approval by the Company’s stockholders (including a vote of stockholders other than MHC), the depositors of the Bank, the Federal Reserve and the New Jersey Department of Banking and Insurance.

Keefe, Bruyette & Woods, Inc., A Stifel Company (“KBW”) will assist New Investors Bancorp in selling the shares on a best efforts basis in the subscription offering. New Investors Bancorp is also offering shares of common stock not subscribed for in the subscription offering in a firm commitment underwritten offering. RBC Capital Markets, LLC and KBW will be acting as joint book-running managers for the firm commitment underwritten offering. Luse Gorman Pomerenk & Schick, P.C. is serving as legal counsel to Old Investors Bancorp and New Investors Bancorp.

Offering materials setting forth information relating to the conversion will be sent to the members of Investors Bancorp, MHC and stockholders of Old Investors Bancorp for their consideration.  The conversion is expected to be completed in the second calendar quarter of 2014.

During the conversion and the offering, the Bank will continue its normal business operations. The conversion and offering will have no impact on depositors, borrowers or other customers of the Bank.  Following the conversion, Investors will continue to pursue its existing business strategies of focusing on providing quality services to its customers and building long term value for its stockholders.

About the Company

Investors Bancorp, Inc. is the holding company for Investors Bank, which operates from its corporate headquarters in Short Hills, New Jersey and 129 offices located throughout New Jersey and New York.

Forward Looking Statements

Certain statements contained herein are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties,  including, but not limited to: the failure to obtain the approval of the Board of Governors of the Federal Reserve for the proposed conversion and related stock offering, delays in obtaining such approval, or adverse conditions imposed in connection with such approval; those related to the real estate and economic environment, particularly in the market areas in which the Company operates;  fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; changes in prevailing interest rates, risks relating to acquisitions and the integration of acquired businesses, credit risk management, asset-liability management; those risks are further described in our SEC filings.

The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This release is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer will be made only by the prospectus when accompanied by a stock order form. The shares of common stock of New Investors Bancorp, Inc. are not deposit accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

New Investors Bancorp has filed a prospectus and a proxy statement/prospectus concerning the conversion with the Securities and Exchange Commission.  Investors and stockholders of Old Investors Bancorp are urged to read the prospectus and the proxy statement/prospectus because those documents contain important information.  Investors are able to obtain all documents filed with the Securities and Exchange Commission by Old Investors Bancorp and New Investors Bancorp free of charge at the Securities and Exchange Commission’s website, www.sec.gov.

The directors, executive officers, and certain other members of management and employees of Old Investors Bancorp are participants in the solicitation of proxies in favor of the conversion from the stockholders of Old Investors Bancorp.  Information about the directors and executive officers of Old Investors Bancorp is included in the prospectus filed with the Securities and Exchange Commission.